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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  -------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 23, 1999

                           Commission File No. 0-22191

                           CCA COMPANIES INCORPORATED
        ---------------------------------------------------------------
                           (Exact Name of Registrant)

                 Delaware                                      65-0675901
       (State or Other Jurisdiction of                   (I.R.S. Employer
       Incorporation or Organization)                 Identification Number)

                             9130 S. Dadeland Blvd.
                                   Suite 1602
                                 Miami, FL 33156
                            -------------------------
                    (Address of Principal Executive Offices)

                                 (305) 670-3838
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)

                3250 Mary St., Suite 405, Coconut Grove, FL 33133
             -------------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)


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Item 4.   Change in Registrant's Certifying Accountants

(a)(1)(i) On July 23, 1999, CCA Companies Incorporated (the "Company") received a letter from its principal accountants, BDO Seidman, LLP ("BDO") notifying the Company of their resignation as independent accountants for the Company.

(a)(1)(ii) BDO's report for the year ended June 30, 1998, the first fiscal year of BDO's engagement as the Company's principal accountants, did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty with respect to audit scope or accounting principles. The accountant's report for the year ended June 30, 1998 contained an explanatory paragraph which stated that the Company's dependence on outside financing, recurring losses since inception and significant outflows of cash from operations raised substantial doubt about its ability to continue as a going concern.

(a) (1)(iii) The Company is currently in discussions with a successor accounting firm but has not yet engaged any firm.

 (a)(1)(iv) During the Company's year ended June 30, 1998 and any subsequent interim period preceding BDO's resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference to the subject matters of the disagreements in connection with its report.

(a)(1)(v) During the Company's year ended June 30, 1998 and any subsequent interim period preceding this report, BDO did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 or Regulation S-K.

(a) (2) The Company has not yet selected a successor accounting firm to BDO and the Board of Directors of the Company have not approved the engagement of any successor firm.

(a)(3) The Company has provided BDO with a copy of the foregoing disclosures and has requested in writing that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.




Item 7.  Financial Statements and Exhibits:

(a)      Not applicable

(b)      Not applicable

(c) The letter of BDO is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.


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                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CCA COMPANIES INCORPORATED

Dated:  September 3, 1999        By:  /s/ Dallas R. Dempster
                                     ------------------------------------------
                                          Dallas R. Dempster
                                          Chief Executive Officer and President

                                 By:  /s/ Miles R. Greenberg
                                     ------------------------------------------
                                          Miles R. Greenberg
                                          Chief Financial Officer





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                                  EXHIBIT INDEX

     Exhibit 16.1 Letter of BDO Seidman, LLP dated August 31, 1999 concerning their review and comments with respect to the Item 4 disclosures contained in this Form 8-K.